
                                               TOYOTA MOTOR CREDIT CORPORATION
                             Servicer's Certificate -- Toyota Auto Receivables 2002-C Owner Trust
                                   Distribution Date of January 15, 2003 for the Collection
                                      Period December 1, 2002 through December 31, 2002

----------------------------------------------------------------------------------------------------------------------------
                                                                                  Class A-1               Class A-2
                                                                                  ---------               ---------
                                                             Total                 Balance                 Balance
----------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
  Securities Balance                                    $1,455,000,000.00         $430,000,000.00          $320,000,000.00
  Subordinate Tranche                                      $44,995,380.00
  Receivables Pool Balance                              $1,499,995,380.00
  Principal Factor                                             1.00000000              1.00000000               1.00000000
  Rate                                                                                   1.80000%                   2.088%
  Final Scheduled Payment Date                                                November 17, 2003         March 15, 2005
  Number of Contracts                                              94,755
  Weighted Average A.P.R.                                           6.26%
  Weighted Average Remaining Term                                   49.53 months
  Servicing Fee Rate                                                1.00%

POOL DATA - PRIOR MONTH
  Securities Balance                                    $1,353,643,586.75         $328,643,586.75          $320,000,000.00
  Subordinate Tranche                                      $44,995,380.00
  Receivables Pool Balance                              $1,398,638,966.75
  Securities Pool Factor                                       0.93033923              0.76428741               1.00000000
  Number of Contracts                                              92,133
  Weighted Average A.P.R.                                           6.25%
  Weighted Average Remaining Term                                   47.86 months
  Precompute and Simple Interest Advances                   $1,396,262.44
  Payahead Account Balance                                    $165,237.46
  Interest Shortfall                                                $0.00                   $0.00                    $0.00
  Principal Shortfall                                               $0.00                   $0.00                    $0.00

POOL DATA - CURRENT MONTH
  Securities Balance                                    $1,304,189,948.35         $279,189,948.35          $320,000,000.00
  Subordinate Tranche                                      $44,995,380.00
  Receivables Pool Balance                              $1,349,185,328.35
  Securities Pool Factor                                       0.89635048              0.64927895               1.00000000
  Number of Contracts                                              90,824
  Weighted Average A.P.R.                                           6.26%
  Weighted Average Remaining Term                                   46.99 months
  Precompute and Simple Interest Advances                   $1,591,290.11
  Payahead Account Balance                                    $179,499.30
  Interest Shortfall                                                $0.00                   $0.00                    $0.00
  Principal Shortfall                                               $0.00                   $0.00                    $0.00
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                           Class A-3              Class A-4              Subordinated
                                                           ---------              ---------
                                                            Balance                Balance             Seller's Interest
----------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
  Securities Balance                                      $498,000,000.00         $207,000,000.00
  Subordinate Tranche                                                                                       $44,995,380.00
  Receivables Pool Balance
  Principal Factor                                             1.00000000              1.00000000               1.00000000
  Rate                                                            2.6500%                  3.344%             N/A
  Final Scheduled Payment Date                         November 15, 2006        May 15, 2009             May 15, 2009
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Servicing Fee Rate

POOL DATA - PRIOR MONTH
  Securities Balance                                      $498,000,000.00         $207,000,000.00
  Subordinate Tranche                                                                                       $44,995,380.00
  Receivables Pool Balance
  Securities Pool Factor                                       1.00000000              1.00000000               1.00000000
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Interest Shortfall                                                $0.00                   $0.00             N/A
  Principal Shortfall                                               $0.00                   $0.00

POOL DATA - CURRENT MONTH
  Securities Balance                                      $498,000,000.00         $207,000,000.00
  Subordinate Tranche                                                                                       $44,995,380.00
  Receivables Pool Balance
  Securities Pool Factor                                       1.00000000              1.00000000
  Number of Contracts                                                                                           1.00000000
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Interest Shortfall                                                $0.00                   $0.00             N/A
  Principal Shortfall                                               $0.00                   $0.00             N/A
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RESERVE ACCOUNT
  Initial Deposit Amount                                                                                             $0.00
  Specified Reserve Account Percentage                                                                               0.00%
  Specified Reserve Account Amount                                                                                   $0.00
  Specified Reserve Account Percentage (IF CONDITION I OR II MET)                                                    3.50%
  Specified Reserve Account Amount (IF CONDITION I OR II MET)                                               $45,646,648.19


  Beginning Balance                                                                                                  $0.00

  Total Withdraw                                                                                                     $0.00
  Amount Available for Deposit to the Reserve Account                                                        $3,637,715.35
                                                                                                     ----------------------
  Reserve Account Balance Prior to Release                                                                   $3,637,715.35
  Reserve Account Required Amount                                                                                    $0.00
  Reserve Account Release to Seller                                                                          $3,637,715.35
                                                                                                     ----------------------
  Ending Reserve Account Balance                                                                                     $0.00
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
REVOLVING LIQUIDITY NOTE
  Total Amount Available                                                                                     $7,499,977.00

  Beginning of Period Balance                                                                                        $0.00
  Draws                                                                                                              $0.00
  Reimbursements                                                                                                     $0.00
                                                                                                     ----------------------
  End of Period Balance                                                                                              $0.00

  Current Period Undrawn Amount                                                                              $7,499,977.00
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS

                                                                                Vehicles                   Amount
                                                                                --------                   ------
  Liquidated Contracts                                                              6
                                                                                   --
  Gross Principal Balance of Liquidated Receivables                                                              $84,845.44
  Net Liquidation Proceeds Received During the Collection Period                                                ($56,633.05)
  Recoveries on Previously Liquidated Contracts                                                                  ($1,137.75)
                                                                                                  --------------------------
  Aggregate Credit Losses for the Collection Period                                                              $27,074.64
                                                                                                  --------------------------

  Cumulative Credit Losses for all Periods                                         10                            $38,897.53
                                                                                   --
                                                                                                  --------------------------
  Repossessed in Current Period                                                    16
                                                                                   --
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                               Annualized Average
FOR EACH COLLECTION PERIOD:                                                                            Charge-Off Rate
    Second Preceding Collection Period                                                                                0.00%
    First Preceding Collection Period                                                                                 0.01%
    Current Collection Period                                                                                         0.02%
----------------------------------------------------------------------------------------------------------------------------
CONDITION (I) (CHARGE-OFF RATE)

Three Month Average                                                                                                   0.01%
Charge-off Rate Indicator ( (greater than) 2.25%)                                                         CONDITION NOT MET
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
DELINQUENT AND REPOSSESSED CONTRACTS
                                                                Percent   Contracts     Percent            Amount
                                                                -------   ---------     -------            ------


  30-59 Days Delinquent                                             0.57%         519       0.59%             $7,979,693.49
  60-89 Days Delinquent                                             0.06%          52       0.06%               $858,119.01
  Over 89 Days Delinquent                                           0.05%          47       0.05%               $704,207.67
                                                                          ------------            --------------------------
  Total Delinquencies                                                             618                         $9,542,020.17
                                                                          ============            ==========================

  Repossessed Vehicle Inventory                                                    35 *

   * Included with delinquencies above

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                                0.01%
    First Preceding Collection Period                                                                                 0.08%
    Current Collection Period                                                                                         0.11%

----------------------------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)

Three Month Average                                                                                                   0.06%
Delinquency Percentage Indicator ( (greater than) 2.25%)                                                  CONDITION NOT MET
----------------------------------------------------------------------------------------------------------------------------


                                               TOYOTA MOTOR CREDIT CORPORATION
                             SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-C OWNER TRUST
                                   Distribution Date of January 15, 2003 for the Collection
                                      Period December 1, 2002 through December 31, 2002

----------------------------------------------------------------------------------------------------------------------------
                                                                                  Class A-1               Class A-2
                                                                                  ---------               ---------
                                                             Total                 Balance                 Balance
----------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
  Principal Payments Received                              $49,368,792.96
  Interest Payments Received                                $7,375,912.01
  Net Precomputed Payahead Amount                             ($14,261.84)
  Aggregate Net Liquidation Proceeds Received                  $57,770.80
  Principal on Repurchased Contracts                                $0.00
  Interest on Repurchased Contracts                                 $0.00
                                                      --------------------
  Total Collections                                        $56,788,213.93
  Net Simple Interest Advance Amount                          $193,477.25
  Net Precomputed Advance Amount                                $1,550.42
                                                      --------------------
  Total Available Amount                                   $56,983,241.60

AMOUNTS DUE
  Servicing Fee                                             $1,165,532.47
  Accrued and Unpaid Interest                               $2,726,355.38
  Principal                                                $49,453,638.40
  Reserve Account                                           $3,637,715.35
                                                      --------------------
  Total Amount Due                                         $56,983,241.60

ACTUAL DISTRIBUTIONS
  Servicing Fee                                             $1,165,532.47
  Interest                                                  $2,726,355.38             $492,965.38              $556,800.00
  Principal                                                $49,453,638.40          $49,453,638.40                    $0.00
  Reserve Account                                           $3,637,715.35
                                                      --------------------   ---------------------  -----------------------
  Total Amount Distributed                                 $56,983,241.60          $49,946,603.78              $556,800.00
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                           Class A-3              Class A-4             Subordinated
                                                           ---------              ---------
                                                            Balance                Balance            Seller's Interest
----------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
  Principal Payments Received
  Interest Payments Received
  Net Precomputed Payahead Amount
  Aggregate Net Liquidation Proceeds Received
  Principal on Repurchased Contracts
  Interest on Repurchased Contracts

  Total Collections
  Net Simple Interest Advance Amount
  Net Precomputed Advance Amount

  Total Available Amount

AMOUNTS DUE
  Servicing Fee
  Accrued and Unpaid Interest
  Principal
  Reserve Account

  Total Amount Due

ACTUAL DISTRIBUTIONS
  Servicing Fee
  Interest                                                  $1,099,750.00             $576,840.00            N/A
  Principal                                                         $0.00                   $0.00                   $0.00
  Reserve Account
                                                       -------------------  ----------------------  ------------------------
  Total Amount Distributed                                  $1,099,750.00             $576,840.00                   $0.00
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
MONTHLY INFORMATION BY TYPE OF LOAN

Precomputed Contracts
  Scheduled Principal Collections                                                                               $486,772.72
  Prepayments in Full                                                              31 contracts                 $225,627.59
  Repurchased Receivables Principal                                                                                   $0.00
  Payments Behind/Ahead on Repurchased Receivables                                                                    $0.00
  Total Collections                                                                                             $790,361.15
  Advances - Reimbursement of Previous Advances                                                                       $0.00


  Advances - Current Advance Amount                                                                               $1,550.42
  Payahead Account - Payments Applied                                                                                 $0.00
  Payahead Account - Additional Payaheads                                                                        $14,261.84



Simple Interest Contracts
  Collected Principal                                                                                        $31,175,391.99

  Prepayments in Full                                                            1272 contracts              $17,481,000.66
  Collected Interest                                                                                          $7,297,951.17
  Repurchased Receivables Principal                                                                                   $0.00
  Repurchased Receivables Interest                                                                                    $0.00


  Advances - Reimbursement of Previous Advances                                                                       $0.00
  Advances - Current Advance Amount                                                                             $193,477.25

----------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
       Servicer's Certificate - Toyota Auto Receivables 2002-C Owner Trust Distribution Date of January 15, 2003 for the Collection Period of
                   December 1, 2002 through December 31, 2002

----------------------------------------------------------------------------------------------------------------------------
                                                                                        Class A2               Class A4
                                                                                        --------               --------
                                                                                         Balance               Balance
----------------------------------------------------------------------------------------------------------------------------
NOTE RATES FOR JANUARY 15, 2003 PAYMENT DATE
---------------------------------------------
One Month LIBOR                                                                         1.42000%               1.42000%
Spread                                                                                  0.02000%               0.05000%
                                                                                     --------------         --------------
Note Rates:                                                                             1.44000%               1.47000%

Number of Days in Interest Period (Days)                                                         30                    30

INTEREST PAYMENTS
-----------------
Interest Calculation for Current Interest Period                                         384,000.00            253,575.00
At Certificate Payment Date:
   Due to Swap Counterparty (Swap Payments Outgoing)                                     556,800.00            576,840.00
   Paid to Swap Counterparty (Swap Payments Outgoing)                                    556,800.00            576,840.00
   Proration %                                                        0.00%
   Interest Due to Noteholders (Swap Payments Incoming)                                  384,000.00            253,575.00
   Interest Payment to Noteholders (Swap Payments Incoming)                              384,000.00            253,575.00

Net Swap Payment due to / (received from) Swap Counterparty                             (172,800.00)          (323,265.00)




PRINCIPAL PAYMENTS
------------------
Beginning Notional Balance                                                           320,000,000.00        207,000,000.00
Principal Payment due to Investors                                                              -                     -
Ending Notional Balance                                                              320,000,000.00        207,000,000.00


SWAP TERMINATION PAYMENT                                                                 N/A                   N/A


NOTE RATES FOR FEBRUARY 18, 2003 PAYMENT DATE
---------------------------------------------
One Month LIBOR                                                                         1.37000%               1.37000%
Spread                                                                                  0.02000%               0.05000%
                                                                                        --------               --------
Note Rates:                                                                             1.39000%               1.42000%

Number of Days in Interest Period (Days)                                                         34                    34
----------------------------------------------------------------------------------------------------------------------------


I hereby certify to the best of my knowledge that the report provided is true and correct.


 /s/ Angela Burraston
------------------------------------------------------
Angela Burraston
ABS Accounting Manager